Exhibit 10.22

SUBORDINATED PROMISSORY NOTE

$391,696.18	Dated: January 20, 2004
New York, New York

FOR VALUE RECEIVED, SSA GLOBAL TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), HEREBY PROMISES TO PAY to the order of GAP COINVESTMENTS III, LLC a Delaware limited liability company, (the “Lender”), the principal amount of THREE HUNDRED NINETY-ONE THOUSAND SIX HUNDRED NINETY-SIX AND 18/100 DOLLARS ($391,696.18), or, if less, the aggregate unpaid principal amount of the term loan made by the Lender to the Borrower under this Note (as defined below) (the “Loan”) outstanding on the Final Maturity Date (as defined below).

All amounts due the Lender under this Subordinated Promissory Note (this “Note”) are subordinated in right of payment to the obligations of the Borrower under the Senior Indebtedness (as hereinafter defined), as further described in the Agreement to Subordinate set forth in Section 3 hereof.

Section 1.                                            Payments; Borrowing Request; Funding Fee; General.  (a) The unpaid principal amount of the Loan shall bear interest from the date the Loan is funded by the Lender until the date such principal amount becomes due, at an interest rate per annum equal to eight percent (8.0%), payable monthly in arrears on the last day of each month subject to Section 3.2 hereof.  Any amount of principal and (to the extent permitted by law) interest that is not paid when due hereunder shall bear interest from such due date until such amount is paid in full, payable on demand, at ten percent (10.0%).  All interest shall be computed on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed.  Notwithstanding any other provision of this Note, interest paid or becoming due hereunder, or any document or instrument executed in connection herewith or therewith, shall in no event exceed the maximum rate permitted by applicable law.  Both principal and interest are payable in lawful money of the United States of America in immediately available funds at 3 Pickwick Plaza, Greenwich, Connecticut 06830, Attention: Matthew Nimetz, or such other office as the Lender may designate.

(b)                                 The principal amount of the Loan hereunder and all payments made to the Lender on account of such principal shall be noted by the Lender on Schedule A attached hereto; provided, however, that any error or omission by the Lender in this regard shall not affect the obligation of the Borrower to pay the full amount of the principal under this Note.

(c)                                  The Borrower hereby provides notice to the Lender that the Loan shall be fully drawn in the principal amount of $391,696.18 on the date hereof.

(d)                                 The proceeds of the Loan made under this Note may be used to provide working capital to the Borrower.

Section 2.                                            Definitions.

As used in this Note, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to the singular, plural, masculine, feminine and neuter forms of such terms:

“Agreement to Subordinate” has the meaning set forth in Section 3.1.

“Blockage Notice” has the meaning set forth in Section 3.2.

“Borrower” has the meaning set forth in the Preamble hereto.

“Cerberus Note” means the Subordinated Promissory Note, dated December 18, 2003, in the aggregate principal amount of $23,000,000, made by the Borrower in favor of Madeleine, L.L.C., as the same may be amended from time to time.

“Event of Default” has the meaning set forth in Section 7.

“Final Maturity Date” has the meaning set forth in Section 5(a).

“Indebtedness” has the meaning set forth in Section 7.

“Indemnity” has the meaning set forth in Section 8.5.

“Lender” has the meaning set forth in the Preamble hereto.

“Lender’s Costs” has the meaning set forth in Section 8.4.

“Loan” has the meaning set forth in the Preamble hereto.

“Note” has the meaning set forth in the Preamble hereto.

“Note Register” has the meaning set forth in Section 6.2.

“Person” means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

“Preferred Stock” means that certain Series A Cumulative Convertible Preferred Stock issued pursuant to the Stock Purchase Agreement.

“Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code, as amended, any successor statute, and any equivalent foreign legislation, or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Senior Indebtedness” means all current and hereafter arising obligations of the Borrower in favor of any lender under or in connection with any loan agreement or any other loan document, provided that such obligations have been identified and approved as “senior” by the unanimous vote of the Board of Directors of the Borrower.  All such obligations of the Borrower identified and approved as Senior Indebtedness on the date hereof are set forth on Schedule B attached hereto.

“Stock Purchase Agreement” means the Stock Purchase Agreement, dated as of March 10, 2003, by and among the Borrower, Cerberus Capital Management, L.P., a Delaware limited partnership, General Atlantic Partners 76, L.P., a Delaware limited partnership, GAP Coinvestment Partners II, L.P., a Delaware limited partnership, GapStar, LLC, a Delaware limited liability company, and GAPCO GmbH & Co. KG, a German limited partnership, as such agreement is in effect on the date hereof.

“Subordinated Indebtedness” means all indebtedness of the Borrower now or hereafter evidenced by this Note and all accrued and unpaid interest on this Note, all Lender’s Costs required to be paid by the Borrower pursuant to Section 8.4 hereof and all payments required to be made by the Borrower in connection with the Indemnity provided in Section 8.5 hereof.

Section 3.                                            Agreement to Subordinate.

Section 3.1.                                   Agreement.  (a)  The Borrower and the Lender hereby jointly and severally agree, for the benefit of all senior lenders, to all of the provisions set forth in this Section 3 (the “Agreement to Subordinate”) and the other provisions of this Note relating to the Agreement to Subordinate.

(b)                                 The Subordinated Indebtedness is and shall be subordinate, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of any Senior Indebtedness.  For the purposes of this Agreement to Subordinate, the Senior Indebtedness shall not be deemed to have been paid in full until all of the Senior Indebtedness has been irrevocably paid in full in cash or has been provided for in a manner deemed acceptable by the senior lenders in their sole discretion.

Section 3.2.                                   Restrictions on Payment of the Subordinated Indebtedness.  (a)  All Senior Indebtedness shall first be paid in full before any payment shall be made to the Lender in respect of the Subordinated Indebtedness; provided, however, that (i) the Lender may receive, and the Borrower may pay, interest on the Subordinated Indebtedness evidenced by this Note in the stated amounts and on the stated dates of payment hereof and (ii) the Lender may receive and the Borrower may repay the Subordinated Indebtedness on the Final Maturity Date or earlier, pursuant to the terms hereof, unless (x) an event of default under any Senior Indebtedness has occurred and is continuing and (y) the Borrower and the Lender have received written notice of such occurrence (a “Blockage Notice”) from one or more senior lenders holding Senior Indebtedness in the aggregate principal amount of at least $1,000,000; provided, further, however, that a Blockage Notice shall be deemed to have been terminated and the Borrower may resume making payments on account of Subordinated Indebtedness pursuant to the terms hereof if at the time of any such payment 180 days shall have elapsed since the occurrence of such event of default, or on such earlier date, if any, on which the Senior Indebtedness has been paid in full in cash (or, so long as the same is accepted voluntarily by such senior lender, in other property or securities) or such event of default under such Senior Indebtedness is cured or is waived in writing by the applicable senior lender or such Blockage Notice has been withdrawn or rescinded by the senior lender.  Not more than one Payment Blockage period may be commenced with respect to the Subordinated Indebtedness during any period of 365 consecutive days.  Except as otherwise set forth in this Section 3.2(a) no cash payments shall be made with respect to the Subordinated Indebtedness.

(b)                                 The Lender agrees that it will not now or at any time in the future ask, demand, sue for, take or receive, directly or indirectly, from the Borrower in cash or other property, by set-off, by realizing upon collateral or in any other manner, payment of, or security for, any or all of the Subordinated Indebtedness unless and until all of the Senior Indebtedness shall have been paid in full.  Subject to Section 3.2(c) and Section 5(b), the Borrower will not make any principal payment in respect of any of the Subordinated Indebtedness, or take any other action, in contravention of the provisions of this Agreement to Subordinate.

(c)                                  Notwithstanding the foregoing, unless a Blockage Notice has been received by the Borrower and the Lender and such notice has not been deemed terminated in accordance with Section 3(a) above, upon the sale or issuance by the Borrower of any shares of its Capital Stock (other than the Preferred Stock), the Borrower shall prepay the outstanding amount of the Subordinated Indebtedness in an amount equal to 100% of the net cash proceeds received by the Borrower in connection therewith.

Section 3.3.                                   Provisions Concerning Subordination During a Proceeding.  If any Proceeding shall have been commenced and be continuing,

(a)                                  The senior lenders shall first be entitled to receive payment in full of all Senior Indebtedness before the Lender may receive any payment on account of this Note.

(b)                                 In any such Proceeding,

(i)                                     each senior lender, may, and is hereby irrevocably authorized and empowered (in its own name or in the name of the Lender or otherwise), but shall have no obligation, to (A) demand, sue for, collect and receive every payment or distribution referred to in subsection (a) and give acquittance therefor and (B) file claims and proofs of claim in respect of the Subordinated Indebtedness and take such other action (including, without limitation, voting the Subordinated Indebtedness or enforcing any security interest or other lien securing payment of the Subordinated Indebtedness) as such senior lender may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the senior lenders;

(ii)                                  the senior lenders may, and the Lender hereby irrevocably authorizes and empowers (in the senior lenders’ own name or in the name of the Lender or otherwise) them to, use cash collateral as the senior lenders may deem necessary or advisable; and

(iii)                               the Lender will duly and promptly take such action as each senior lender may request (A) to collect the Subordinated Indebtedness for the account of the senior lenders and to file appropriate claims or proofs of claim with respect thereto, (B) to execute and deliver to such senior lender, such powers of attorney, assignments or other instruments as such senior lender may request in order to enable it to enforce any and all claims with respect to the

Subordinated Indebtedness, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Indebtedness.

Section 3.4.                                   Senior Indebtedness Unconditional.

(a)                                  All rights and interests of the holders of the Senior Indebtedness hereunder, and all agreements and obligations of the Borrower hereunder, shall remain in full force and effect irrespective of:  (i) any lack of validity or enforceability of any agreement or instrument relating to any Senior Indebtedness, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Senior Indebtedness or the Subordinated Indebtedness, or any other amendment or waiver of or any consent to departure from any agreement or instrument relating to any Senior Indebtedness, (iii) any exchange or release of, or non-perfection of any lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Indebtedness, or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of the Senior Indebtedness or the Borrower in respect of this Note.

(b)                                 Each senior lender shall have the right, without the consent of or notice to the Lender, to extend any additional credit to the Borrower (or to any of its successors or assigns, including any trustee in bankruptcy or debtor-in-possession).

(c)                                  This Section 3.4 shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by a holder of Senior Indebtedness upon the commencement of a Proceeding or otherwise, all as though such payment had not been made.

(d)                                 Each senior lender is hereby authorized to demand specific performance of this Agreement to Subordinate, and the Borrower and the Lender hereby irrevocably waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

Section 3.5.                                   Waivers.  Except as otherwise expressly provided herein, each of the Lender and the Borrower hereby waives:  (i) promptness and diligence and (ii) any requirement that any senior lender protect, secure, perfect or insure any security interest or other lien or any property subject thereto or exhaust any right to take any action against the Borrower or any other Person or any collateral.

Section 3.6.                                   Subrogation.  No payment or distribution to any senior lender pursuant to the provisions of this Agreement to Subordinate shall entitle the Lender to exercise any rights of subrogation in respect thereof until the Senior Indebtedness shall have been irrevocably paid in full.  After the Senior Indebtedness shall have been irrevocably paid in full, the Lender shall be subrogated to the rights of any senior lender to receive payments or distributions of assets of the Borrower applicable to the Senior Indebtedness until all amounts owing in respect of the Subordinated Indebtedness shall be paid in full, and for the purpose of such subrogation, no such payments or distributions to any senior lender by or on behalf of the Borrower or by or on behalf of the Lender by virtue of this Agreement to Subordinate which otherwise would have been made to the Lender shall, as among the Borrower, its creditors (other than the senior lenders) and the Lender, be deemed to be payment by the Borrower to, or on account of, the Senior Indebtedness, it being understood that the above provisions relating to subordination are solely for the purpose of defining the relative rights of any senior lender, on the one hand, and the Lender, on the other hand.

Section 3.7.                                   Further Assurances.  (a)  The Lender and the Borrower will mark their books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement to Subordinate.  The Lender and the Borrower will, at their expense and at any time and from time to time, promptly execute and deliver all further instruments and other documents, and take all further action, that may be necessary or that any senior lender may reasonably request, in order to protect any right or interest granted or purported to be granted by this Agreement to Subordinate or to enable any senior lender to exercise and enforce the rights and remedies granted to the senior lenders hereunder.

(b)                                 All payments or distributions upon or with respect to the Subordinated Indebtedness which are received by the Lender contrary to the provisions of this Agreement to Subordinate, including, without limitation, with respect to any Proceeding, shall be received in trust for the benefit of the senior lenders , shall be segregated from other funds and property held by the Lender and shall be forthwith paid over to the senior lenders in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of securities or other non-cash property) for the payment or prepayment of the Senior Indebtedness until the Senior Indebtedness shall have been paid in full.

Section 3.8.                                   Certain Negative Covenants of the Lender for the Benefit of the Senior Lenders.  Prior to such time as the Subordinated Indebtedness shall have been irrevocably paid in full, the Lender will not, without the prior written consent of each of the senior lenders:

(a)                                  sell, assign, pledge, encumber or otherwise dispose of any Subordinated Indebtedness unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to the Agreement to Subordinate set forth in this Note pursuant to documentation satisfactory in form and substance to each of the senior lenders in their sole discretion;

(c)                                  declare any or all of the Subordinated Indebtedness due and payable or exercise any right or remedy with respect to the Subordinated Indebtedness, except as provided in Section 3.2 hereof;

(d)                                 agree to subordinate all or any portion of the Subordinated Indebtedness to any other Person other than the senior lenders; or

(e)                                  commence, or join with any creditor, other than any senior lender, in commencing any Proceeding.

Section 3.9.                                   Miscellaneous.  Except to the extent that payment on the Subordinated Indebtedness is restricted hereunder, nothing contained herein shall (i) impair, as between the Borrower and the Lender, the obligation of the Borrower, which is absolute and unconditional, to pay the principal amount of and interest on the Subordinated Indebtedness in accordance with the terms hereof or (ii) affect the relative rights of the Lender and creditors of the Borrower other than the holders of the Senior Indebtedness.

Section 4.                                            Representations, Warranties and Covenants.

Section 4.1.                                   Representations and Warranties.

(a)                                  The Borrower hereby represents and warrants to the Lender as follows:

(i)                                     The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(ii)                                  The execution, delivery and performance of this Note (including the Agreement to Subordinate or set forth in this Note) by the Borrower are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene the Borrower’s organizational documents or any contractual restriction binding on or affecting the Borrower.

(iii)                               No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Note.

(iv)                              This Note (including the Agreement to Subordinate or set forth in this Note) constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

Section 4.2.                                   Covenants.  So long as any principal of or interest on this Note shall remain unpaid, the Borrower will:

(a)                                  comply in all material respects with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities except where the necessity of compliance therewith is contested in good faith by appropriate proceedings;

(b)                                 do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and good standing and any rights, privileges, obligations, licenses and franchises material to the Borrower’s business; and

(c)                                  keep proper books of record and accounts in which full, true and correct entries in accordance with GAAP shall be made of all material financial matters and transactions in relation to its business and activities.

Section 5.                                            Payments and Prepayments.  (a)  Subject to the provisions contained herein, including, without limitation, the Agreement to Subordinate set forth in Section 3 hereof, the outstanding principal of this Note shall be due and payable on January 20, 2006 (the “Final Maturity Date”).

(b)                                 Subject to Section 3.2(a), the Borrower may, at its option and upon not less than two Business Days’ prior written notice to the Lender, prepay this Note, in whole at any time or in part from time to time, without penalty or premium, each such prepayment to be accompanied by the payment of accrued interest to the date of each prepayment on the amount prepaid, provided that each partial prepayment shall be in a principal amount equal to $500,000 or an integral multiple thereof.  Any principal amount of the Loan which is repaid or prepaid may not be reborrowed.

(c)                                  Notwithstanding anything to the contrary set forth in this Note, if at any time the Borrower shall make a prepayment of principal and interest thereon under the Cerberus Note, then the Borrower shall simultaneously make a pro rata prepayment of principal and the interest thereon under this Note.

Section 6.                                            Registration and Transfer of the Note.

Section 6.1.                                   Transfer Restrictions.  This Note may not be sold, assigned, or in any manner transferred or disposed of, in whole or in part, except in compliance with the terms and conditions hereof.

Section 6.2.                                   Note Register; Ownership of Note.  This Note shall be registered in a register (the “Note Register”) as it is issued and transferred, which Note Register shall be maintained by the Borrower at its principal office or, at the Borrower’s election and expense, by the Borrower’s transfer agent.  Subject to Section 6.3 hereof, the Borrower shall be entitled to treat the registered holder of this Note on the Note Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Note on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when this Note is properly assigned in blank, the Borrower may (but shall not be obligated to) treat the bearer thereof as the owner of such Note for all purposes.  All of the rights provided to a holder under this Note, if properly assigned, may be exercised by a new holder without a new Note first having been issued.

Section 6.3.                                   Consent Required; Transfer of Note.  This Note may not be transferred, assigned or otherwise disposed of or subordinated to any Person other than the senior lenders except with the written consent of each senior lender, provided, that no written consent of the senior lenders shall be required in connection with any assignment by the Lender to an Affiliate of the Lender or a fund or account managed by any Affiliate of the Lender.  Subject to the foregoing and the other restrictions on transfer contained herein, if applicable, this Note and all rights hereunder are transferable in whole or in part, without charge to the holder hereof, upon surrender of this Note with a properly executed Form of Assignment attached hereto as Exhibit A at the principal office of the Borrower.

Section 6.4.                                   Replacement of Note.  On receipt by the Borrower of evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction of this Note, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Borrower or, in the case of any such mutilation, on surrender of such Note to the Borrower at its principal office and cancellation thereof, the Borrower at the expense of the Lender, shall execute and deliver, in lieu thereof, a new Note of like tenor.

Section 7.                                            Events of Default.  If any of the following shall occur (each, an “Event of Default”): (a) the Borrower shall fail to pay any principal of or interest on this Note when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or (b) any representation or warranty made by the Borrower in this Note, or in any document or certificate executed in connection with this Note, shall have been incorrect in any material respect when made; or (c) the Borrower shall fail to perform or observe any term, covenant or agreement contained in this Note to be performed or observed by the Borrower and, except as set forth in clause (a) above, such failure, if capable of being remedied, shall remain unremedied for five days after written notice thereof shall have been given to the Borrower by the Lender; or (d) the Borrower shall fail to pay any debt for borrowed money or other similar obligation or liability in excess of $1,000,000 (“Indebtedness”) (excluding indebtedness evidenced by this Note), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to cause or permit the liquidation of any collateral securing such Indebtedness, or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or (e) one or more judgments or decrees shall be entered against the Borrower involving in the aggregate a liability (not paid or fully covered by insurance) of $1,000,000 or more and the same shall not have been vacated, satisfied, undischarged, stayed or bonded pending appeal within 10 days from the entry thereof; or (f) the Borrower shall have commenced or consented to the commencement of a Proceeding; or the Borrower shall take any action to authorize or effect any of the actions set forth above in this clause (f); or (g) any provision of this Note (other than those provisions setting forth the obligations of the Lender under the Agreement to Subordinate) shall at any time for any reason be declared to be null and void by a court of competent jurisdiction, or the validity or enforceability thereof shall be contested by the Borrower, or a proceeding shall be commenced by the Borrower seeking to establish the invalidity or unenforceability thereof, or the Borrower shall deny that it has any liability or obligation hereunder or thereunder;

then the Lender may (i) declare the outstanding principal amount of this Note and all other amounts due hereunder to be immediately due and payable, whereupon the outstanding principal amount of this Note and all such other amounts shall become and shall be forthwith due and payable, without diligence, presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived and all such amounts, if unpaid, shall bear interest at the rate of interest set forth in Section 1 hereof, and (ii) except as otherwise set forth herein, exercise any and all of its other rights under applicable law or hereunder.  Notwithstanding the foregoing, the Borrower shall make payments to the Lender, and the Lender shall seek such payments, only in accordance with the Agreement to Subordinate set forth in Section 3 hereof.

Section 8.                                            Miscellaneous.

Section 8.1.                                   Amendments.  No amendment of any provision of this Note (including the Agreement to Subordinate set forth in this Note) shall be effective unless it is in writing and signed by the Borrower and the Lender, and no waiver of any provision of this Note, and no consent to any departure therefrom, shall be effective unless it is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that prior to its effectiveness, each such amendment, waiver and consent must be approved in writing by each of the senior lenders (if any).  Notwithstanding anything to the contrary set forth in this Note, the Borrower shall not agree to make any amendment to, waive any provision of or consent to any departure from (each, a “Note Amendment”) the Cerberus Note, unless the Borrower shall also agree to make the same Note Amendment to this Note; provided, however, that notwithstanding the foregoing, nothing in this sentence shall be deemed to require the Lender to agree to any such Note Amendment; and provided further, if Lender shall not agree to such Note Amendment, Borrower shall not effect such Note Amendment under the Cerberus Note.

Section 8.2.                                   Exercise of Remedies.  No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

Section 8.3.                                   Unenforceability.  Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 8.4.                                   Fees and Expenses.  The Borrower hereby agrees to pay all costs and expenses (including, without limitation, all fees, expenses and other client charges of counsel to the Lender) incurred by the Lender in connection with (i) the preparation, execution, delivery, administration and amendment of this Note and any related documents, and (ii) the enforcement of the Lender’s rights, and the collection of all amounts due, hereunder (collectively, the “Lender’s Costs”).

Section 8.5.                                   Indemnification.  The Borrower agrees to indemnify and hold harmless (the “Indemnity”) the Lender and each of its directors, officers, members, employees, agents, affiliates and advisors from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, fees and other client charges of counsel) which may be incurred by or asserted against the Lender or any such director, officer, employee, agent, affiliate or advisor in connection with or arising out of any investigation, litigation or proceeding related to or arising out of this Note or any other related document or any transaction contemplated hereby or thereby (but in any case excluding any such claims, damages, losses, liabilities or expenses incurred solely by reason of the gross negligence or willful misconduct of the Lender or the indemnitee).  The Indemnity shall survive the payment in full of this Note.

Section 8.6.                                   Notices.  All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to the Lender, to it at its address at 3 Pickwick Plaza, Greenwich, Connecticut 06830, facsimile no.: (203) 618-9207; if to the Borrower, to it at its address at 500 West Madison, 16th Floor, Chicago, Illinois 60661, facsimile no.: (312) 474-7451; or as to any such entity at such other address as shall be designated by such entity in a written notice to each such other entity complying as to delivery with the terms of this paragraph.  All such demands, notices, and other communications shall be effective (i) if mailed, five days after being deposited in the mails, (ii) if telecopied, when received, and (iii) if delivered, upon delivery.

Section 8.7.                                   Jurisdiction.  THE BORROWER AND THE LENDER HEREBY (A) IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE (INCLUDING THE AGREEMENT TO SUBORDINATE SET FORTH IN THIS NOTE), (B) WAIVE ANY DEFENSE BASED ON DOCTRINES OF VENUE OR FORUM NON CONVENIENS, OR SIMILAR RULES OR DOCTRINES, AND (C) IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH AN ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT.

Section 8.8.                                   Jury Trial.  THE BORROWER AND THE LENDER MUTUALLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS NOTE (INCLUDING THE AGREEMENT TO SUBORDINATE SET FORTH IN THIS NOTE).

Section 8.9.                                   Governing Law.  This Note and the Agreement to Subordinate set forth in this Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York applicable to contracts made and to be performed therein without consideration as to conflicts of law.

Section 8.10.                             Counterparts.  This Note may be executed in any number of counterparts, each of which, when executed, shall be an original, but all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of this Note by telecopier shall be equally as effective as delivery of an original executed counterpart of this Note.  Any party delivering an executed counterpart of this Note by telecopier also shall deliver an original executed counterpart of this Note but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Note.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the maker of this Note has executed this instrument on the date first above written:

BORROWER (as Maker of the Note and as a party to the Agreement to Subordinate):

SSA GLOBAL TECHNOLOGIES, INC.

By:	/s/ Stephen P. Earhart
Name:	Stephen P. Earhart
Title:	EVP/CFO

LENDER (acknowledging its acceptance of this Note and as a party to the Agreement to Subordinate):

GAP COINVESTMENTS III, LLC

By:	/s/ Matthew Nimetz
Name:	Matthew Nimetz
Title:	A Managing Member

SCHEDULE A

PRINCIPAL AND REPAYMENT OF PRINCIPAL

Amount of Principal	Principal Paid or Prepaid	Principal Balance	Notation Made By

SCHEDULE B

SENIOR INDEBTEDNESS
(as of January 20, 2004)

NONE

EXHIBIT A

FORM OF ASSIGNMENT

[To be executed only upon assignment of the Note]

For value received, the undersigned registered holder of the within Note hereby sells, assigns and transfers unto              the right represented by such Note in accordance with Section 6 of such Note, and authorizes SSA Global Technologies, Inc. to make such transfer on the books of SSA Global Technologies, Inc. maintained for such purpose, with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to the name of holder as specified on the face of the Note)

(Assignor)

By:

(Street Address)

(City) (State) Zip Code)

Signed in the presence of:

Name: